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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        DATE OF REPORT: OCTOBER 27, 2004
                        (Date of earliest event reported)





                              SUN COMMUNITIES, INC.
             (Exact name of registrant as specified in its charter)





MARYLAND                  COMMISSION FILE NO. 1-12616                 38-2730780
(State of Organization)                                  (IRS Employer I.D. No.)




                               27777 FRANKLIN ROAD
                                    SUITE 200
                           SOUTHFIELD, MICHIGAN 48034
                    (Address of principal executive offices)



                                 (248) 208-2500
              (Registrant's telephone number, including area code)




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ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On October 27, 2004, Sun Communities, Inc. (the "Company") issued a press release, furnished as Exhibit 99.1 and incorporated herein by reference, announcing its financial results for the third quarter ended September 30, 2004 and certain other information.

         The Company will hold an investor conference call and webcast at 11:00 a.m. EDT on October 27, 2004 to disclose and discuss the financial results for the third quarter ended September 30, 2004.

         The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 27, 2004   SUN COMMUNITIES, INC.

                          By:      /s/ Jeffrey P. Jorissen
                             ---------------------------------------------------
                                  Jeffrey P. Jorissen, Executive Vice President, Treasurer, Chief Financial Officer, and Secretary


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                              SUN COMMUNITIES, INC.
                                  EXHIBIT INDEX



Exhibit No.   Description                                     Furnished Herewith


99.1          Text of Press Release, dated October 27, 2004                  X


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